UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2017

LIVE OAK BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-37497	26-4596286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive, Wilmington, NC		28403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (910) 790-5867

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Live Oak Bancshares, Inc. (the “Company”) on October 5, 2017 (the “Initial Form 8-K”) to provide information that was not required at the time of filing the Initial Form 8-K. The Company is hereby amending Item 9.01 of the Initial Form 8-K to provide audited financial statements of FundsXpress Financial Network, Inc. (“Acquired Business”) that was contributed to the new joint venture as further described in the Initial Form 8-K (the “Transaction”), unaudited interim financial statements and unaudited pro forma consolidated financial statements of the joint venture giving effect to the Transaction.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
The audited financial statements of the Acquired Business as of and for each of the two years ended December 31, 2016 and 2015, and the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.
The unaudited condensed financial statements of the Acquired Business as of June 30, 2017 and for the six months ended June 30, 2017 and 2016, and the accompanying notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b)	Pro forma consolidated financial information.
The Company’s unaudited pro forma consolidated financial statements as of and for the nine months ended September 30, 2017, and for the year ended December 31, 2016, and the accompanying notes thereto, after giving effect to the joint venture between the Company's wholly owned subsidiary, Live Oak Banking Company, and First Data Corporation, are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of Dixon Hughes Goodman LLP
99.1
Audited financial statements of the Acquired Business as of and for each of the two years ended December 31, 2016 and 2015, and the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm.

99.2	Unaudited condensed financial statements of the Acquired Business as of June 30, 2017 and for the six months ended June 30, 2017 and 2016, and the accompanying notes thereto.
99.3
Unaudited pro forma consolidated financial statements as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016, and the accompanying notes thereto, after giving effect to the joint venture between Live Oak Banking Company and First Data Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE OAK BANCSHARES, INC.
	By:	/s/ S. Brett Caines
S. Brett Caines
Chief Financial Officer

Dated: November 30, 2017